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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: November 21, 2000
                       (Date of earliest event reported)


                      FIRST HORIZON ASSET SECURITIES INC.
            (Exact name of Registrant as specified in its charter)


        Delaware                      333-74467                  75-2808384
(State of Incorporation)        (Commission File No.)         (I.R.S. Employer
                                                             Identification No.)


          4000 Horizon Way
           Irving, Texas                                           75063
(Address of Principal executive offices)                         (Zip Code)


      Registrant's Telephone Number, Including Area Code: (214) 441-4000
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Item 5.   Other Events.
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     Reference is hereby made to the Registrant's Registration Statement on Form
S-3 (File No. 333-74467) filed with the Securities and Exchange Commission (the "Commission") on March 16, 1999, as amended by Amendment No. 1 thereto filed with the Commission on May 21, 1999, as further amended by Amendment No. 2 thereto filed with the Commission on July 16, 1999, as further amended by Amendment No. 3 thereto filed with the Commission on December 20, 1999, and as further amended by Amendment No. 4 thereto filed with the Commission on January 21, 2000 (as so amended, the "Registration Statement"), pursuant to which the Registrant registered $1,500,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2000-5 (the "Offered Securities").

     The Registrant is filing this Current Report on Form 8-K to file the supplemental tax opinion of Andrews & Kurth L.L.P. as Exhibit 8.2 to the Registration Statement and the related consent as Exhibit 24.2.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

              8.2        Supplemental Tax Opinion of Andrews & Kurth L.L.P.

             24.2 Consent of Andrews & Kurth L.L.P. (contained in the opinion filed as Exhibit 8.2)

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                                  Signatures
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FIRST HORIZON ASSET SECURITIES INC.



November 21, 2000                   By: /s/ Wade Walker
                                    --------------------------------------------
                                            Wade Walker
                                            Senior Vice President - Asset
                                            Securitization

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